UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.                     )

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The Greater China Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

April 30, 2009

To the Stockholders:

The annual meeting of stockholders of The Greater China Fund, Inc. (the “Fund”) is to be held at 11:00 a.m. on June 10, 2009, at the offices of White & Case LLP, 1155 Avenue of the Americas, 40 th Floor, New York, New York 10036. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

At the annual meeting, stockholders will elect (i) certain of the Fund’s directors whose terms expire in 2009 and (ii) a director for a term expiring in 2011. There will also be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund’s directors recommend that stockholders re-elect Messrs. John A. Hawkins, Tak Lung Tsim and Jonathan J.K. Taylor, who are standing for election as directors of the Fund.

Respectfully,

BRIAN CORRIS	EDWARD Y. BAKER
President	Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

THE GREATER CHINA FUND, INC.:

Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the “Fund”) will be held at the offices of White & Case LLP, 1155 Avenue of the Americas, 40th Floor, New York, New York 10036 on June 10, 2009, at 11:00 a.m. for the following purposes:

(1)  To elect a Class II director to serve for a term expiring on the date of the annual meeting of stockholders in 2011 or until his successor shall have been duly elected and qualified.

(2)  To elect two Class III directors to serve for a term expiring on the date of the annual meeting of stockholders in 2012 or until their respective successors shall have been duly elected and qualified.

(3)  To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on April 17, 2009, are entitled to vote at the meeting or any adjournments thereof.

By order of the Board of Directors,

DEBORAH A. DOCS

Secretary

April 30, 2009

IMPORTANT—WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the “Fund”) for use at the annual meeting of stockholders, to be held at the offices of White & Case LLP, 1155 Avenue of the Americas, 40th Floor, New York, New York 10036 on June 10, 2009, at 11:00 a.m., and at any adjournments thereof.

This proxy statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about April 30, 2009. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund’s Board of Directors for the proposal referred to in the proxy statement. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to Deborah A. Docs, Secretary to the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102) or by voting in person at the meeting.

Holders of record of the common stock of the Fund at the close of business on April 17, 2009, will be entitled to one vote per share on all business of the meeting and any adjournments. There are 22,765,664 shares of common stock outstanding as of April 17, 2009. Abstentions and “broker non-votes” (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Stockholders have no cumulative voting rights or rights of appraisal.

PROPOSAL 1. ELECTION OF CLASS II DIRECTOR

The Certificate of Incorporation and the By-Laws of the Fund provide that any vacancies on the Board of Directors caused by resignation of a director shall be filled by a majority vote of the stockholders or the directors then in office. A director appointed to fill a vacancy by the remaining directors holds office until the next annual meeting of stockholders, at which time the stockholders must elect a director to hold the office for the balance of the term then remaining. On February 26, 2009, the Fund’s Board of Directors appointed Mr. Jonathan J.K. Taylor as a Class II director to fill the Class II vacancy on the Board of Directors resulting from the retirement of Richard B. Bradley on June 5, 2008. Until such appointment, Mr. Taylor had been a Class I Director of the Fund since 1992. The Board of Directors proposes that Mr. Taylor be elected as a Class II director of the Fund for a term expiring on the date of the 2011 annual meeting of stockholders, or until his successor is duly elected and qualified.

Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominee listed below as director of the Fund to serve as a Class II director of the Fund for a term expiring on the date of the 2011 annual meeting of stockholders, or until his successor is duly elected and qualified. The nominee has consented to stand for election and to serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace the nominee. YOUR FUND’S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEE LISTED BELOW.

CLASS II

Jonathan J. K. Taylor

Required Vote

Election of the listed nominee for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy, which means that the nominee receiving the highest number of votes cast will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Your Fund’s directors recommend that stockholders vote in favor of the director nominee.

PROPOSAL 2. ELECTION OF CLASS III DIRECTORS

The Fund’s Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. John A. Hawkins and Tak Lung Tsim, constituting Class III directors, expire at the 2009 annual meeting of stockholders.

Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as directors of the Fund to serve as Class III directors of the Fund for a term expiring on the date of the 2012 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND’S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

CLASS III

John A. Hawkins

Tak Lung Tsim

Required Vote

Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy, which means that the two nominees receiving the highest number of votes cast will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Your Fund’s directors recommend that stockholders vote in favor of the two director nominees.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF

THE BOARD OF DIRECTORS

The following table sets forth certain information concerning each of the directors and the nominees for director of the Fund. Each of the nominees is currently a director of the Fund.

Directors considered by the Fund and its counsel to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Fund’s investment manager, Baring Asset Management (Asia) Ltd. (the “Investment Manager”):

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Director
John A. Bult (73)* PaineWebber International Inc. 1285 Avenue of the Americas 37th Floor New York, NY 10019	Director	Director since 1992; term expires 2010	Chairman of PaineWebber International Inc.; Director of The Germany Fund, Inc.; The New Germany Fund, Inc; The Central Europe and Russia Fund, Inc.	1

*	Mr. Bult is deemed to be an “interested person” due to his affiliation with affiliates of UBS Securities LLC, 299 Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund’s shares and the dealer manager in the rights offerings conducted by the Fund in 1994, 1996 and 2005.

Directors considered by the Fund and its counsel not to be “interested persons” (as defined in the 1940 Act):

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Director
Edward Y. Baker (74) 15 Artinger Court Toronto, Ontario Canada M3B 1J9	Chairman of the Board and Director	Director since 1992; term expires 2010	Investment Consultant; Chairman, Board of Trustees, Rogers Sugar Income Fund; previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan	1

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Director
John A. Hawkins (66) HSBC Securities Services (Guernsey) Limited Arnold House St. Julian’s Avenue St. Peter Port Guernsey GY1 3NF Channel Islands	Director	Director since 1992; term expires 2009	Previously Executive Vice President—Private Clients with The Bank of Bermuda Ltd.; Director of HSBC Investment Solutions PLC; SR Global Fund Inc.; MW Japan Fund Ltd.	1

C. William Maher (47) 15050 Saddlebrook Lane Poway, CA 92064	Director	Director since 2003; term expires 2011	Previously Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management	1

Jonathan J.K. Taylor (65) Dragon Partners Ltd. 41 Burlington Road London SW6 4NH England	Director	Director since 1992; term expires 2009	Chairman and Managing Director of Dragon Partners Ltd. (consulting for investment managers); Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Member, International Advisory Board of Datawind Net Access Corporation	1

Tak Lung Tsim (62) T.L. Tsim & Associates Limited 6B Century Tower One 1 Tregunter Path Hong Kong	Director	Director since 1992; term expires 2009	Principal, T.L. Tsim & Associates Ltd. (macropolitical analysis); Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); independent non-executive Director of Asia Cement (China) Holdings Corporation (Hong Kong Stock Code: 743)	1

Effective June 5, 2008, Mr. Richard B. Bradley retired as a Director of the Fund. On February 26, 2009, Mr. Jonathan J.K. Taylor, then a Class I Director of the Fund, was redesignated by the Board of Directors as a Class II Director of the Fund to fill the vacancy caused by the retirement of Mr. Richard B. Bradley.

Executive Officers

The following persons are executive officers of the Fund:

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Officer
Brian Corris (50) Baring Asset Management 155 Bishopsgate London EC2M 3XY England	President	President since 2008	Director of Institutional Group of Barings Asset Management; Joined Baring Asset Management in 2005; formerly Head of Institutional Pension Funds at Isis Asset Management, previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.	2

Grace C. Torres (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	Treasurer and Principal Financial and Accounting Officer on JennisonDryden Funds, Strategic Partner, Prudential Series Funds and Advanced Series Trust; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President of AST Investment Services, Inc.	2

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Officer
Henry Chan (39) Baring Asset Management (Asia) Limited, Edinburgh Tower, 19th Floor, 15 Queen’s Road Central Hong Kong	Vice President	Vice President since 2007	Head of Asian Equities Baring Asset Management (Asia) Limited; previously at Invesco Asia Limited	2

Franki Chung (44) Baring Asset Management (Asia) Limited, Edinburgh Tower, 19th Floor, 15 Queen’s Road Central Hong Kong	Vice President	Vice President since 2007	Portfolio Manager of Baring Asset Management (Asia) Limited; previously at Canadian Imperial Bank of Commerce Asset Management	1

Deborah Docs (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of The Asia Pacific Fund, Inc., The High Yield Plus Fund, Inc., The High Yield Income Fund, Inc. and Secretary of all Prudential sponsored mutual funds.	2

Andrew R. French (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary	Assistant Secretary since 2007	Director and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department; Assistant Secretary of The Asia Pacific Fund, Inc., The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc. and of all Prudential sponsored mutual funds.	2

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Officer
Valerie Simpson (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer	Chief Compliance Officer since 2007	Chief Compliance Officer of Prudential Investments, AST Investment Services, Inc., The Asia Pacific Fund, Inc. and Nicholas-Applegate Fund, Inc.; formerly Vice President— Financial Reporting for Prudential Life and Annuities Finance.	2

Theresa C. Thompson (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer since 2007	Vice President of Mutual Fund Compliance, Prudential Investments and Director of Compliance, Prudential Investments.	2

Peter Parrella (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC.	1

Lana Lomuti (41) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration.	1

Committees of the Board—Board Meetings

The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Governance and Nominating Committee. The Board does not have a compensation committee.

The Board of Directors of the Fund met five times during the fiscal year ended December 31, 2008. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

Executive Committee

The Board has an Executive Committee consisting of Messrs. Baker, Taylor and Hawkins, each of whom is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act (a “noninterested director”). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee met once during the fiscal year ended December 31, 2008.

Audit Committee

The Board has an Audit Committee consisting of Messrs. Baker, Hawkins, Maher, Tsim and Taylor, each of whom is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act and meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended December 31, 2008. The Audit Committee has a charter, a copy of which is available on the Fund’s web site at http://www.greaterchinafund.com.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on February 19, 2009, the Audit Committee reviewed and discussed the audited financial statements with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2008.

Edward Y. Baker

John A. Hawkins

C. William Maher

Jonathan Taylor

Tak Lung Tsim

February 19, 2009

Governance and Nominating Committee

The Board has a Governance and Nominating Committee consisting of Messrs. Baker, Hawkins, Taylor and Tsim, each of whom is a noninterested director. The Governance and Nominating Committee met once during the fiscal period ended December 31, 2008. The Governance and Nominating Committee has a charter, a copy of which is available on the Fund’s website at http://www.greaterchinafund.com.

The Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund’s nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director, the Governance and Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Governance and Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Governance and Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Governance and Nominating Committee and the Board of Directors.

The Governance and Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2010 annual meeting of stockholders of the Fund. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Governance and Nominating Committee Charter and other factors which the Governance and Nominating Committee considers appropriate. The evaluation process does not depend on the source of the recommendation.

The Board does not have a policy regarding Board member attendance at the annual meeting of stockholders. One director attended the 2008 annual meeting of stockholders.

Transactions with and Compensation of Directors and Officers

The Fund’s officers receive no compensation from the Fund. The directors who are “interested persons” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2008, to the persons who were noninterested directors during such period:

Name of Noninterested Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors(1)
Edward Y. Baker	$47,500	—	—	$47,500
Richard B. Bradley(2)	$19,900	—	—	$19,900
John A. Hawkins	$40,900	—	—	$40,900
C. William Maher	$37,500	—	—	$37,500
Jonathan J.K. Taylor	$36,125	—	—	$36,125
Tak Lung Tsim	$34,400	—	—	$34,400

(1)	The Fund is one of two investment companies included in the Fund Complex.
(2)	Retired effective June 5, 2008.

The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each noninterested director receives fees, paid by the Fund, of (i) $2,500 (or, in the case of the Fund’s Chairman, $4,000) per directors’ meeting attended, (ii) $1,500 (or, in the case of any committee chairman, $2,000) per committee meeting attended and (iii) an annual director’s fee of $16,000.

The Investment Manager supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Three of the Fund’s officers are also officers and/or employees of the Investment Manager or affiliates thereof.

Director Ownership of Equity Securities in the Fund or Fund Complex

As of March 31, 2009, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

Title of Class	Name of Beneficial Owner (Interested Director)	Amount and Nature of Beneficial Ownership(1)		Percent of Class	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex

Common stock	John A. Bult	Over $	100,000	Less than 1%	Over $	100,000	Over $100,000

Title of Class	Name of Beneficial Owner (Noninterested Director)	Amount and Nature of Beneficial Ownership(1)	Percent of Class	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex

Common stock	Edward Y. Baker	$10,001- 50,000	Less than 1%	$10,001- 50,000	$10,001- 50,000

Common stock	Richard B. Bradley(2)	$0	0%	$0	$0

Common stock	John A. Hawkins	$10,001- 50,000	Less than 1%	$10,001- 50,000	$10,001- 50,000

Common stock	C. William Maher	$0	0%	$0	$0

Common stock	Jonathan J.K. Taylor	$50,001-100,000	Less than 1%	$50,001-100,000	$50,001-100,000

Common stock	Tak Lung Tsim	$0	0%	$0	$0

(1)	All beneficial ownership is direct, except as otherwise noted.
(2)	Retired effective June 5, 2008.

As of March 31, 2009, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

Director Ownership of Securities in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

As of December 31, 2008, noninterested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:

Name of Noninterested Director	Name of Owners and Relationships to Director	Company	Title of Class and Number of Securities		Value of Securities	Percent of Class
John A. Hawkins	John and Jennifer Hawkins(1)	Baring-Coller Secondaries Fund(2)	2 Units	(3)	$70,122	*

*	Amounts to less than 1% of class.
(1)	Joint account with spouse.
(2)	Fund managed by Baring Asset Management Limited, of which the Fund’s Investment Manager is an indirect subsidiary.
(3)

Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).

Other Director Interests in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

As of March 31, 2009, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Northern Trust Fiduciary Services (Guernsey) Limited serves as trustee for the trust, and Baring Asset Management (C.I.) Limited provides investment advice to the trustee. Baring Asset Management (C.I.) Limited is an indirect subsidiary of Baring Asset Management Holdings Limited, of which the Investment Manager is also an indirect subsidiary. As of March 31, 2009, Mr. Hawkins’s contingent beneficial interest in the trust was approximately $585,000.

Stock Ownership of Certain Beneficial Owners

To the best of the Fund’s knowledge, as of April 17, 2009, the only holder of more than 5% of the outstanding voting stock was Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, which held, solely of record and not beneficially, 22,391,579 shares of the Fund which represented approximately 98.4% of the shares of the Fund then outstanding.

OTHER ADDITIONAL INFORMATION ABOUT THE FUND

Investment Manager and Administrator

Baring Asset Management (Asia) Limited serves as investment manager for the Fund pursuant to an Investment Management Agreement (the “Investment Management Agreement”) dated June 30, 2005, between the Fund and the Investment Manager. The Investment Manager’s offices are located at 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong. The Investment Manager is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001. David J. Brennan is the Chairman of the Investment Manager and his full address is 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

Prudential Investments LLC serves as the Fund’s administrator. The administrator’s offices are located at 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act as applied to the Fund require the Fund’s officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund’s own equity securities and certain other persons to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2008 the Fund believes that all filings applicable to the Fund’s officers, directors and ten-percent stockholders required for such fiscal year were made.

Independent Registered Public Accounting Firm

The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are noninterested directors, has selected, KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended December 31, 2009. KPMG served as the independent registered public accounting firm to audit the Fund’s accounts for the fiscal year ended December 31, 2008. The Board does not know of any direct or indirect financial interest of KPMG in the Fund.

KPMG was hired on November 30, 2007, to replace Ernst & Young LLP (“Ernst & Young”), the Fund’s independent auditors who resigned as the Fund’s independent auditors effective December 5, 2007. The appointment of KPMG was recommended by the Fund’s Audit Committee and approved by the Board of Directors of the Fund on November 30, 2007. Representatives of KPMG are not expected to be present at the 2009 annual meeting.

The report of Ernst & Young on the financial statements of the Fund as of December 31, 2006 and 2005, and for the fiscal years ended December 31, 2006 and December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s two most recent fiscal years and the subsequent interim period preceding Ernst & Young’s resignation, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, nor were there any “reportable events” (as such term is defined in Regulation S-K of the Securities Act of 1933).

The aggregate fees billed to the Fund by KPMG for services rendered by KPMG for the fiscal years ended December 31, 2008 and 2007 are described below.

Audit Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate audit fees billed by KPMG to the Fund are shown in the table below.

2008	2007
$57,000	$57,000

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

Audit-Related Fees

In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate audit-related fees billed by KPMG for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund’s semi-annual financial statements, but not reported as audit fees, are shown in the table below.

2008	2007
$0	$0

In the fiscal year ended December 31, 2007, the aggregate audit-related fees billed by Ernst & Young for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund’s semi-annual financial statements, but not reported as audit fees, are shown in the table below.

2007
$2,500

Fees included in the audit-related category are those associated with reading and providing comments on the Fund’s semi-annual financial statements as of June 30, 2007.

Tax Fees

In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate tax fees billed by KPMG for professional services rendered for tax services for the Fund are shown in the table below.

2008	2007
$16,250	$9,750

In the fiscal year ended December 31, 2007, the aggregate tax fees billed by Ernst & Young for professional services rendered for tax services for the Fund are shown in the table below.

2007
$8,550

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

All Other Fees

In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by KPMG for all other non-audit services are shown in the table below.

2008	2007
$0	$0

In the fiscal year ended December 31, 2007, the aggregate fees billed by Ernst & Young for all other non-audit services are shown in the table below.

2007
$0

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Audit Committee Pre-approval Policies and Procedures

The Fund’s Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services (to the extent that such service directly affects the financial reporting or operations of the Fund) performed by the Fund’s independent registered public accounting firm for the Fund, the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

Services Approved Pursuant to Paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X

There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees for non-audit services rendered on behalf of the Fund (“Covered Services”), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Non-covered Services”) that provides ongoing services to the Fund are shown in the table below.

	2008	2007
Covered Services	$0	$0
Non-covered Services	$0	$0

During the past fiscal year, there were no Covered Services or Non-covered Services required to be considered by the Fund’s Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Covered Services or Non-covered Services by KPMG would be compatible with maintaining the independence of KPMG.

OTHER MATTERS

The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Prudential Investments LLC, the Fund’s administrator, or PFPC Inc., the Fund’s transfer agent. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund’s officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the

Fund. The Fund will reimburse banks, brokers and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by June 10, 2009, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes shall not be counted or voted for purposes of, and accordingly will have no effect on the outcome of, a vote to adjourn the meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

The Fund’s annual report to stockholders for the fiscal year ended December 31, 2008, was mailed to stockholders on or about February 27, 2009. The Fund will furnish, without charge, a copy of its 2008 annual report and the most recent semiannual report succeeding that annual report, if any, to any stockholder upon request. Requests should be directed to the Fund’s transfer agent, PFPC Inc.; telephone: (800) 331-1710.

Stockholder Proposals

Any proposal by a stockholder of the Fund intended to be presented at the 2010 annual meeting of stockholders of the Fund must be received by Deborah A. Docs, Secretary of the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, not later than December 15, 2009.

Stockholder Communications

The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund’s administrator and/or officers of the Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve nonroutine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

By order of the Board of Directors,

DEBORAH A. DOCS

Secretary

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

April 30, 2009

Proxy – THE GREATER CHINA FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2009

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Deborah Docs, Grace C. Torres and Brian Corris as Proxies, each with the power to appoint his or her substitute, and hereby authorizes any or all to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on April 17, 2009, at the Annual Meeting of Stockholders to be held on June 10, 2009, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 AND ITEM 2. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. SIGN, DATE AND MAIL YOUR PROXY TODAY.

Authorized Signatures	— This section must be completed for your vote to be counted.
— Date and Sign Below
If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature 1	Date

Signature 2	Date
GCH-CMN-PXC

Annual Meeting Proxy Card

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.
Election of Class II Director — The Board of Directors recommends a vote FOR the nominee listed.			Please mark your votes as
			indicated in this example	¢
1. Nominee	FOR	WITHHOLD
01 – Jonathan J. K. Taylor	☐	☐
Election of Class III Directors — The Board of Directors recommends a vote FOR the nominees listed.
2. Nominees	FOR	WITHHOLD
01 – John A. Hawkins	☐	☐
02 – Tak Lung Tsim	☐	☐

Non-Voting Items
Change of Address – Please print new address below.	Comments – Please print your comments below.

PLEASE SIGN ON REVERSE SIDE

GCH-CMN-PXC